ARTISAN PARTNERS ASSET MANAGEMENT INC. 2023 OMNIBUS INCENTIVE COMPENSATION PLAN Class B Award Certificate Pursuant to the Artisan Partners Asset Management Inc. 2023 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”), Artisan Partners Holdings LP (the “Partnership”) has granted Class B common units of the Partnership (“Class B Common Units”) to Grantee and Artisan Partners Asset Management Inc. (“Artisan”) has issued corresponding shares of Class B common stock, par value $0.01 per share (“APAM Class B Common Stock”) to Grantee as set forth below in consideration of Grantee’s service as an employee of Artisan or any of its subsidiaries. Grantee: [ ] Grant Date: [ ] Number of Class B Common Units: [ ] Number of corresponding shares of APAM Class B Common Stock: [ ] Vesting Schedule: 100% of the Class B Common Units will be fully vested as of the Grant Date. This award is subject to all of the terms, conditions and restrictions set forth in (i) Grantee’s Class B Award Agreement (including any schedules and appendices thereto) dated [ ], as may be amended from time to time in accordance with the provisions of the Plan (the “Award Agreement”), (ii) the Plan, (iii) the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 6, 2013 (the “Amended Partnership Agreement”), (iv) the Exchange Agreement, dated as of March 6, 2013, among Artisan and the LP Unitholders (as defined therein) from time to time (the “Exchange Agreement”), and (v) the Stockholders Agreement, dated as of March 12, 2013 (the “Stockholders Agreement” together with the agreements in (iii) and (iv), the “Applicable Agreements”), each of which has been provided to Grantee and is incorporated herein by reference. Grantee acknowledges receipt of copies of the Award Agreement, the Plan and the Applicable Agreements, has read and understands the terms and provisions thereof, has had the opportunity to consult with his or her legal, tax and financial advisors, and accepts this award subject to all of the terms and conditions of the Award Agreement, the Plan and the Applicable Agreements. Artisan may, in its sole discretion, deliver this Class B Award Certificate, the Award Agreement, the Plan, the Applicable Agreements or any other documents related to this award, by electronic means and request Grantee’s acceptance of this award and the terms of the Award Agreement by electronic means. Grantee hereby consents to receive such documents by electronic delivery, including by accessing such documents on a website, and agrees to accept this award and the terms of the Award Agreement through any on-line or electronic system utilized by Artisan for this purpose. Exhibit 10.37

Artisan Partners Asset Management Inc. Grantee By: [ ] [ ] Title: [ ] Artisan Partners Holdings LP By: [ ] Title: [ ]

ARTISAN PARTNERS ASSET MANAGEMENT INC. 2023 OMNIBUS INCENTIVE COMPENSATION PLAN CLASS B AWARD AGREEMENT This Class B Award Agreement (this “Award Agreement”) between [ ] (the “Grantee”), Artisan Partners Asset Management Inc. (“Artisan” or “the Company”) and Artisan Partners Holdings LP (the “Partnership”) is effective as of [ ], 2026. 1. The Plan. This award of Class B common units of the Partnership (“Class B Common Units”) is made pursuant to the Artisan Partners Asset Management Inc. 2023 Omnibus Incentive Compensation Plan (as amended, from time to time, the “Plan”). Capitalized terms used but not defined in this Award Agreement have the meanings as used or defined in the Plan. 2. Applicable Agreements. Grantee acknowledges receipt of a copy of, and acknowledges that upon grant of the Class B Common Units to Grantee in connection herewith, Grantee will be bound by the terms and conditions of each of (i) the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 6, 2013 (the “Amended Partnership Agreement”), (ii) the Exchange Agreement, dated as of March 6, 2013, among the Company and the LP Unitholders (as defined therein) from time to time (the “Exchange Agreement”), (iii) the Stockholders Agreement, dated as of March 12, 2013 (the “Stockholders Agreement” together with the agreements in (i) and (ii), the “Applicable Agreements”). Grantee further agrees to execute and acknowledge any other instruments requested by the Partnership to reflect Grantee’s status as a holder of Class B Common Units and a party to the Applicable Agreements, including any joinder agreements. In connection with the grant of Class B Common Units governed by the Award Agreement, the Company will issue Grantee a number of shares of Class B common stock, par value $0.01 per share (“APAM Class B Common Stock”), equal in number to the number of Class B Common Units subject to this Award Agreement. 3. Transferability. The transfer of any of Grantee’s Class B Common Units, including any transfer of economic rights, shall be subject to the terms of the Amended Partnership Agreement, which prohibits most transfers of Class B Common Units. 4. Exchange and Sale of Class B Common Units. There is no public market for the sale of Class B Common Units or APAM Class B Common Stock. To obtain liquidity, Grantee must first Exchange (as defined in the Exchange Agreement) Grantee’s Class B Common Units, together with an equal number of shares of APAM Class B Common Stock, for shares of the Company’s Class A common stock, par value $0.01 per share (“APAM Class A Common Stock”), in accordance with the Exchange Agreement. Exchanges may be made on the terms and subject to the conditions of the Exchange Agreement; provided, however, that no Exchange may occur until after the first anniversary of the date the Grantee accepts the award of Class B Common Units. After an Exchange, Grantee may sell the APAM Class A Common Stock subject to compliance with all applicable requirements under federal and state securities laws and restrictions contained in the Company’s Code of Ethics. 5. Mandatory Conversion on Termination of Employment. Pursuant to and in accordance with the Amended Partnership Agreement, upon Grantee’s termination of employment for any reason (i) each Class B Common Unit will be mandatorily exchanged for a Class E Common Unit, (ii) the Company will issue Grantee a number of shares of its Class C Common Stock, par value $0.01 per share, equal in number to the number of Class E Common Units held by Grantee and (iii) the Company will automatically redeem and cancel the shares of APAM Class B Common Stock held by Grantee. 6. Certain Tax Matters. Grantee acknowledges that Grantee is responsible for all taxes arising from the grant and ownership of the Class B Common Units. Within fifteen (15) days of the grant hereunder, Grantee will pay to the Company, or otherwise provide for, to the satisfaction of the Company, applicable federal, state and local tax and social security withholding obligations of the Company. If Grantee fails to make such payment or otherwise satisfy such obligations, the Company shall, to the extent permitted by law, have the right to deduct such amounts from any payment of any kind otherwise due to Grantee. 7. Compliance with Securities Laws. The grant of Class B Common Units shall be subject to compliance by Artisan and Grantee with all applicable requirements under federal and state securities laws and with all applicable rules of the New York Stock Exchange. Class B Common Units will not be granted unless and until any then applicable requirements of federal and state laws and regulatory agencies have been fully complied with to the satisfaction of Artisan. 8. Entire Agreement. This Award Agreement, together with any Class B Common Unit award certificates, the Plan and the Applicable Agreements constitute the entire agreement and understanding of the parties with respect to any award granted hereunder and supersede all prior understandings and agreements (whether written or oral) between the Company and Grantee with respect to such award. 9. Notices. Any notice required to be given to Artisan under the terms of this Award Agreement will be in writing and delivered to Artisan’s Chief Legal Officer. Any notice required to be given to Grantee will be in writing and delivered to the address or addresses last maintained in the Company’s records. 10. Binding Effect. Any action taken or decision made in good faith by the Compensation Committee of the Board of Directors of Artisan in connection with the construction, administration or interpretation of this Award Agreement will lie within its sole and absolute discretion and will be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. 11. Choice of Forum. As a condition to Grantee’s receipt of the Class B Common Units, Grantee hereby irrevocably submits to the exclusive jurisdiction of any state or federal court located in Delaware over any suit, action or proceeding arising out of or relating to the Plan or this Award Agreement. 12. Governing Law. This Award Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflict of laws. 13. Electronic Delivery and Signature. Artisan may, in its sole discretion, deliver this Award Agreement, the Plan, the Applicable Agreements and any other documents related to the Class B Common Units by electronic means and request Grantee’s agreement to the terms thereof by electronic means. Grantee hereby consents to receive such documents by electronic delivery, including by accessing such documents on a website, and agrees to accept the terms of the Award Agreement through any on-line or electronic system utilized by Artisan for this purpose.

Artisan Partners Asset Management Inc. Grantee By: [ ] [ ] Title: [ ] Artisan Partners Holdings LP By: [ ] Title: [ ]